Kotak India Equity Fund	FINANCIAL INVESTORS TRUST Investor Shares: INDAX | Class A: INAAX Class C: INFCX | Class I: INDIX | Class II: INDSX
Summary Prospectus February 28, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.alpsfunds.com/mutual-funds/indix. You can also get this information at no cost by calling 866.759.5679, by sending an e-mail request to info@alpsfunds.com, or by contacting your financial intermediary. The Fund’s prospectus and statement of additional information, each dated February 28, 2026, as supplemented from time to time, along with the Fund’s most recent annual report dated October 31, 2025 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

INVESTMENT OBJECTIVE

The Fund seeks to achieve long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for certain sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in “BUYING, EXCHANGING AND REDEEMING SHARES” at page 92 of the Prospectus and “PURCHASE, EXCHANGE & REDEMPTION OF SHARES” at page 65 of the Fund’s statement of additional information. Descriptions of sales charge waivers and/or discounts for Class A Shares with respect to certain financial intermediaries are reproduced in “Appendix A – Intermediary-Specific Sales Charge Waivers and Discounts” to this prospectus based on information provided by the financial intermediary.

Shareholder Fees (fees paid directly from your investment)

	Investor Class	Class A	Class C	Class I	Class II
Maximum sales charge (load) on purchases (as a percentage of offering price)	None	3.25%	None	None	None
Maximum deferred sales charge (as a percentage of the lower of original purchase price or redemption proceeds)	None	None	1.00%	None	None
Redemption fee (as a percentage of exchange price or amount redeemed within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Class	Class A	Class C	Class I	Class II
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution and Service (12b-1) Fees	0.25%	0.25%	1.00%(2)	0.00%	0.00%
Total Other Expenses	0.38%	0.38%	0.32%	0.28%	0.23%
Shareholder Services Fees	0.15%	0.15%	0.00%(2)	0.00%	0.00%
Other Expenses	0.23%	0.23%	0.32%	0.28%	0.23%
Total Annual Fund Operating Expenses(2)	1.28%	1.28%	1.97%	0.93%	0.88%
Fee Waiver and Expense Reimbursement(3)	0.00%	0.00%	0.00%	0.00%	-0.13%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.28%	1.28%	1.97%	0.93%	0.75%

(1)	Per the Distribution and Services Plan (“the Plan”), the Plan allows up to an annual rate of 0.75% for distribution and marketing and up to 0.25% as a service fee.

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Kotak India Equity Fund

(2)	Total Annual Fund Operating Expenses have been restated to reflect current fees.

(3)

Pursuant to a written agreement (the “Expense Agreement”), ALPS Advisors, Inc. (the “Adviser”) and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. (the “Sub-Adviser”) have agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund operating expenses after fee waiver/expense reimbursements (excluding Distribution and Service (12b-1) Fees, Shareholder Services Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes, and extraordinary expenses) to 1.00% of Investor Class, Class A, Class C, and Class I shares and 0.75% for Class II shares of the Fund’s average daily net assets. The Expense Agreement is in effect through February 28, 2027. The Adviser and the Sub-Adviser will be permitted to recapture, on a class- by-class basis, expenses they have borne through the Expense Agreement to the extent that the Fund’s expenses in later periods do not exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the Fund’s current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than thirty-six months after the date on which the fees or expenses were deferred, as calculated on a monthly basis. Prior to February 28, 2027, this waiver may not be modified or discontinued without the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual fundsThe example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This example reflects the net operating expenses with expense waivers for the current term of the Fund’s Expense Agreement, which ends February 28, 2027. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your cost would be:	1 Year	3 Years	5 Years	10 Years
Investor Class Shares	$ 130	$ 406	$ 702	$ 1,543
Class A Shares	$ 451	$ 718	$ 1,004	$ 1,818
Class C Shares	$ 300	$ 618	$ 1,062	$ 2,293
Class I Shares	$ 95	$ 296	$ 514	$ 1,142
Class II Shares	$ 77	$ 268	$ 475	$ 1,071

You would pay the following expenses if you did not redeem your shares:

Class C Shares	$ 200	$ 618	$ 1,062	$ 2,293

The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The expenses that would be paid for Investor Class, Class A, Class I and Class II shares, if a shareholder did not redeem shares, would be the same.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. A higher portfolio turnover rate may also result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the fiscal year ended October 31, 2025, the Fund’s portfolio turnover rate was 53% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

To achieve its objective, under normal circumstances, the Fund will invest at least 80% of its net assets, plus any borrowings for investment purposes, in equity and equity-linked securities of “Indian companies.” For purposes of this 80% test, “equity-linked securities” include debt instruments and derivative instruments linked to an equity security or an equity market benchmark.

Indian Companies

Indian companies are those that:

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are organized under the laws of, or maintain their principal place of business in, or for which the principal trading market for their securities is in India (which is presently considered an emerging market);

●	derive 50% or more of their total revenue or profit from either goods or services produced or sales made in India; or
●	have 50% or more of their assets in India.

Equity securities in which the Fund can invest may include common stocks, preferred stocks, convertible securities, rights and warrants to buy common stocks. The Fund intends to invest in companies of all capitalization sizes. The Fund may invest in securities denominated in Indian Rupees, U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.

In order to make investments in India, the Fund is required by the Securities and Exchange Board of India (“SEBI”) to register as a Foreign Portfolio Investor (“FPI”). The Fund will invest in equity and equity-linked securities of Indian companies that, in the opinion of the Sub-Adviser have one or more of the following characteristics for growth, such as those that:

●	have significant opportunities for growth and or market share gain;
●	have sustainable competitive advantages;
●	that are sector leaders and enjoy leadership in their respective segments;
●	that are expected to experience operational and financial improvement relative to existing practices and performance;

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●	that are expected to sustain high growth due to their ability to create new markets, develop nascent business segments and operate successfully in niche segments with scale-up potential;
●	that are expected to create and deliver long-term value due to innovation and intellectual property rights (“IPR”) development; and
●	display the potential for value unlocking in the medium- to long-term due to a strategic sale, change in management, deregulation, economic legislation and reform.

Because the financials sector (including the banking and insurance industries) represents a significant portion of the total capitalization of the Indian market, under normal circumstances, the Fund may hold a substantial portion of its investments in the financials sector.

The Sub-Adviser’s decision to sell a position held by the Fund is guided by several factors including any significant change in a company’s fundamentals that alters its valuation estimates, when a stock reaches its target price as determined by the Sub-Adviser, opportunities that, in the Sub-Adviser’s opinion, offer better risk-adjusted returns compared to existing holdings, or any liquidity concerns. Furthermore, any outflows in the Fund may also impact the Sub-Adviser’s decision to sell a position held by the Fund.

PRINCIPAL RISKS OF THE FUND

The following is a description of the principal risks of the Fund’s portfolio, which may adversely affect its net asset value and total return. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

●	Managed Portfolio Risk. The manager’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

●

Equity Securities Risk. Equity securities may experience sudden, unpredictable drops in value or long periods of decline in value. This may occur because of factors that affect securities markets generally or factors affecting specific industries, sectors or companies in which the Fund invests, including tariffs and other similar economic arrangements.

●

Micro-, Small- and Mid-Cap Risk. From time to time, the Fund may invest significantly in micro-capitalization, small-capitalization and mid-capitalization stocks, which are often more volatile and less liquid than investments in larger companies. Therefore, the securities of smaller and mid-size companies may be subject to greater and more abrupt price fluctuations.

●

Non-U.S. Securities Risk. Non-U.S. securities are subject to the risks of foreign currency fluctuations, generally higher volatility and lower liquidity than U.S. securities, less developed securities markets and economic systems and political and economic instability.

●

Geographic Risk. A focus on investments in issuers located in India will subject the Fund, to a greater extent, than if investments were less focused, to the risks of adverse securities markets, exchange rates and social, political, legal, regulatory, economic, religious or environmental events and natural disasters which may occur in India. The economy, industries, and securities and currency markets of India may be adversely affected by protectionist trade policies, slow economic activity worldwide, dependence on exports and international trade, competition from Asia’s other low-cost emerging economies, political and social instability, regional and global conflicts, terrorism and war, including actions that are contrary to the interests of the U.S.

●

Market Risk. Overall securities market risks may affect the value of individual instruments in which the Fund invests. Factors such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally affect the securities and derivatives markets. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry, including tariffs and other similar economic arrangements. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

●

Indian Financials Sector Risk. The Indian financials sector is subject to extensive governmental control, protection and regulation, which may adversely affect the scope of financials sector firm activities, the prices they can charge and the amount of capital they must maintain. Policies and regulations implemented by the Reserve Bank of India, which serves as the country’s central bank, may also have an adverse impact on Indian financial institutions, including those in the banking and other financial industries. The Indian financials sector is exposed to risks that may impact the value of investments in the financials sector more severely than investments outside this sector, including operating with substantial financial leverage. The Indian financials sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations and adverse conditions in other related markets. India poses additional unique risks with respect to the financials sector, such as the fact that only a small portion of the population holds insurance.

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Kotak India Equity Fund

The banking industry and other financial industries are subject to extensive government regulation and can be significantly affected by changes in interest rates, general economic conditions, price and market competition, the imposition of premium rate caps or other changes in government regulation or tax law. Certain segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

●

India Market Risks. Investments in India can be considered speculative, and therefore may offer higher potential for losses. Political and economic structures in India generally lack the social, political and economic stability of more developed nations. Share prices of Indian companies tend to be volatile, can be subject to currency exchange fluctuations and can lack liquidity. Indian stock exchanges have also experienced problems that have affected the market price and liquidity of the securities of Indian companies. These problems have included temporary exchange closures, broker defaults, settlement delays and strikes by brokers. In addition, the governing bodies of the Indian stock exchanges have from time to time restricted securities from trading, limited price movements and restricted margin requirements. Further, from time to time, disputes have occurred between listed companies and the Indian stock exchanges and other regulatory bodies that, in some cases, have had a negative effect on market sentiment. Similar problems could occur in the future and, if they do, they could harm the market price and liquidity of the shares held by the Fund.

The risk of loss may be increased because Indian issuers are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the United States. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets. Because the Fund concentrates in a single region of the world, the Fund’s performance may be more volatile than that of a fund that invests globally. If Indian securities fall out of favor, it may cause the Fund to underperform funds that do not concentrate in a single region of the world.

The political, economic and social structures of many developing countries, including India, may be less stable and more volatile than those in the U.S. investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries, securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries.

High inflation may lead to the adoption of corrective measures designed to moderate growth, regulate prices of staples and other commodities and otherwise contain inflation, and such measures could inhibit economic activity in India and thereby possibly adversely affect the Fund’s investments. Inflation may also directly affect the underlying investments by increasing operating costs and/or reducing the returns from such investments.

●

Loss of FPI Registration. Investment by the Fund in India is dependent on the registration of the Fund as an FPI. In the event that this registration is terminated, the Fund might be required to liquidate its positions in Indian securities at an inopportune time or upon disadvantageous terms.

Any investigations of, or actions against, the Fund or any of their shareholders initiated by the SEBI or any other Indian regulatory authority may impose a ban of the investment and trading activities of the Fund.

Additionally, SEBI has issued the SEBI (Foreign Portfolio Investors) Regulations 2019, as may be amended from time to time, and the Master Circular for Foreign Portfolio Investors, Designated Depository Participants and Eligible Foreign Investors, both of which include guidelines on eligibility norms and know your customer (“KYC”) guidelines with respect to FPIs. Failure to comply with the guidelines may lead to a loss of FPI registration for the Fund

●

Currency Risk. Fluctuations in exchange rates between the U.S. dollar and non-U.S. currencies may cause the value of the Fund’s investments to decline in terms of U.S. dollars. Additionally, certain foreign currency transactions may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency. The Fund may invest in securities denominated in, or which receive revenues in, non-U.S. currencies are subject to this risk.

●

Sector and Securities Selection Risk. The performance of the Fund is related to the economic sectors that the Sub-Adviser may choose to emphasize or deemphasize from time to time, as well as to the individual securities within those sectors held by the Fund. The investment returns for particular economic sectors will fluctuate and may be lower than other sectors. In addition, the individual securities chosen for investment within a particular sector may underperform other securities within that same sector.

The shares offered by this Prospectus are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

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PERFORMANCE INFORMATION

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. Class A shares of the Fund commenced operations on June 12, 2018. The performance shown in the table below for periods prior to June 12, 2018 for Class A shares reflects the performance of the Fund’s Investor Class shares, the initial share class, calculated using the fees and expenses of Class A shares. If Class A shares of the Fund had been available during periods prior to June 12, 2018, the performance shown may have been different. Class II shares of the Fund commenced operations on December 19, 2019. The performance shown in the table below for periods prior to December 19, 2019 for Class II shares reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class II shares. If Class II shares of the Fund had been available during periods prior to December 19, 2019, the performance shown may have been different.

The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to a broad-based securities market index and additional indices that are representative of the Fund’s investment strategy. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.alpsfunds.com or by calling 866.759.5679.

Annual Total Return (for calendar years ended 12/31)
Investor Class Shares

Best Quarter: March 31, 2017	19.85%
Worst Quarter: March 31, 2020	-30.82%

The Fund’s Investor Class share year-to-date return as of December 31, 2025 was 2.00%.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the table below. The after-tax return information shown below does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA or to a foreign shareholder..

After-tax returns are only shown for Investor Class shares of the Fund. After-tax returns for Class A shares, Class C shares, Class I shares and Class II shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Average Annual Total Returns
(for periods ended December 31, 2025)

	1 Year	5 Years	10 Years
Investor Class Shares
Return Before Taxes	2.00%	7.87%	8.74%
Return After Taxes on Distributions	0.65%	6.68%	7.84%
Return After Taxes on Distributions and Sale of Fund Shares	2.06%	6.50%	7.22%
Class A Shares
Return Before Taxes	-3.62%	6.74%	—
Class C Shares
Return Before Taxes	0.26%	7.10%	7.92%
Class I Shares
Return Before Taxes	2.36%	8.21%	9.02%
Class II Shares
Return Before Taxes	2.47%	8.43%	—
Morningstar India Index (reflects no deduction for fees, expenses or taxes)***	2.10%	11.41%	10.89%
MSCI India Index (Net Total Return)*,**,***	2.62%	9.88%	9.70%

*	Broad-based securities market index.

**	Source: MSCI Analytics.

***	Additional Index.

INVESTMENT ADVISER AND SUB-ADVISER

ALPS Advisors, Inc. (“ALPS Advisors,” or the “Adviser”) is the investment adviser to the Fund, and Kotak Mahindra Asset Management (Singapore) Pte. Ltd. is the investment sub-adviser to the Fund.

PORTFOLIO MANAGERS

Amit Kumar Jain, Portfolio Manager at Kotak, has been a portfolio manager of the Fund since September 2023. Mr. Jain is primarily responsible for the day-to-day management of the Fund.

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Kotak India Equity Fund

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors five classes of shares: Investor Class. Class A, Class C, Class I, and Class II. The minimum investment in Investor Class shares, Class A shares and Class C shares is $500 for tax-qualified accounts and $2,500 for other accounts. The minimum investment in Class I shares is $100,000. The minimum investment for Class II shares is $10 million.

Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund. There is no subsequent investment minimum.

Purchases, exchanges and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after a redemption request has been received in good order.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income, or section 199A dividends, except when your investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules. Special rules will apply to distributions paid to foreign shareholders.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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